UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 9, 2010

EnergySolutions, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33830	51-0653027
(State or Other Jurisdiction of	(Commission	(IRS Employer
Incorporation)	File Number)	Identification No.)

423 West 300 South
Suite 200
Salt Lake City, Utah		84101
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:

(801) 649-2000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD

On November 9, 2010, the United States Court of Appeals for the Tenth Circuit (the “Court”) issued its decision in the EnergySolutions, LLC (the “Company”) vs. State of Utah declaratory judgment action originally filed in May 2008.  In the action, the Company sought clarification of the Northwest Interstate Compact on Low-Level Radioactive Waste Management’s (the “Northwest Compact”) authority over the Company’s Clive, Utah facility, including authority to restrict the flow of out-of-region low level radioactive waste to such facility.  In its decision, the Court ruled that the Northwest Compact is statutorily and constitutionally permitted to exercise exclusionary authority over the Clive facility, thereby overturning an earlier ruling by the U.S. District Court for the District of Utah.  In July 2010, the Company announced that it no longer intended to import foreign low level radioactive waste for processing at the Clive facility.  Therefore, management does not believe the Court’s ruling will have any material impact on the domestic business the Company continues to do in cooperation with the Northwest Compact and the State of Utah.  Accordingly, the Company currently does not intend to appeal the ruling.

The information in this Item 7.01 is (i) furnished pursuant to Item 7.01 and shall not be deemed “filed” for any purpose; and (ii) shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, unless specifically identified as being incorporated therein by reference.

Forward-Looking Statements

The information in this Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which are covered by the safe harbor provisions of such sections. These statements include statements regarding the Court’s ruling and the Company’s intentions regarding an appeal from such ruling.  Forward-looking statements involve known and unknown risks and uncertainties that are difficult to predict. Therefore, there are a number of important factors that could cause actual results or events to differ materially from those indicated or implied by such forward-looking statements, including, but not limited to: (a) public reaction, regulation and future business initiatives that could affect our current operating plans and activities; (b) regulatory developments related to the importation of nuclear waste into the U.S. and the disposal and storage of low level radioactive waste; and (c) uncertainty regarding the impact on our business of increased regulatory scrutiny of the nuclear waste industry in the U.S.  Additional information on potential factors, risks and uncertainties that could affect the Company’s forward-looking statements are set forth in EnergySolutions, Inc. filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2009 and subsequent Quarterly Reports on Form 10-Q.

All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements set forth above. Forward-looking statements speak only as of the date they are made and the Company does not undertake or assume any obligation to update publicly any of these statements to reflect actual results, new information or future events, changes in assumptions or changes in other factors affecting forward-looking statements, except to the extent required by applicable laws. If the Company updates one or more forward-looking statements, no inference should be drawn that the Company will make additional updates with respect to those or other forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnergySolutions, Inc.

Dated: November 10, 2010	By	/s/ Brett A. Hickman
Brett A. Hickman
Executive Vice President, Chief Administrative Officer & General Counsel